UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) May 2, 2006
EMULEX CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-31353 (Commission File Number)	51-0300558 (IRS Employer Identification No.)

3333 Susan Street, Costa Mesa, California (Address of principal executive offices)		92626 (Zip Code)
Registrant’s telephone number, including area code (714) 662-5600

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
On May 2, 2006, Emulex Corporation (“Emulex”) announced the acquisition of Aarohi Communications, Inc. for up to approximately $39 million in cash, contingent consideration, assumed debt and assumed Aarohi stock options. A copy of the related press release is attached to this Current Report on Form 8-K as Exhibit 99.1 hereto.
Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
(c) Exhibits.

99.1	Press Release, dated May 2, 2006, entitled “Emulex Completes Acquisition of Aarohi Communications”.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

EMULEX CORPORATION (Registrant)
Date: May 2, 2006	By:	/s/ Paul F. Folino
		Name:	Paul F. Folino
		Title:	Chairman and Chief Executive Officer

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION
99.1	Press Release, dated May 2, 2006, entitled “Emulex Completes Acquisition of Aarohi Communications”.